                                                                                                                         Exhibit 32.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, the undersigned officer of First Midwest Bancorp, Inc. (the “Company”), hereby certifies that:

(1)
The Company’s Report on Form 10-Q for the quarter ended March 31, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities and Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /S/MICHAEL L. SCUDDER
                                           Name: Michael L. Scudder
                                           Title: President and Chief Executive Officer

Dated:  May 10, 2013

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.